UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2019

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road Salt Lake City, Utah	84020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 523-3100

Former name or former address, if changed since last report

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CTRL	The NASDAQ Stock Market LLC

Item 8.01                                           Other Events.

Supplement to Definitive Proxy Statement

This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by Control4 Corporation, a Delaware corporation (“Control4”, the “Company”, “we”, “us”, or “our”) with the Securities and Exchange Commission (the “SEC”) on June 21, 2019 (the “Definitive Proxy Statement”) that was mailed to Control4 stockholders in connection with the solicitation of proxies for use at a special meeting of stockholders of the Company to be held on July 30, 2019, at 9:00 a.m., local time, at the Company’s corporate offices located at 11734 S. Election Road, Salt Lake City, Utah 84020.

The purpose of the special meeting of stockholders is to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of May 8, 2019, by and among the Company, Wirepath Home Systems, LLC (“Parent”), a North Carolina limited liability company and Copper Merger Sub Inc. (“Merger Sub”), a Delaware corporation and a direct wholly owned subsidiary of Parent.  Pursuant to the terms of the merger agreement, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a direct wholly owned subsidiary of Parent. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. To the extent that information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

If any stockholders have not already submitted a proxy for use at the special meeting of stockholders, they are urged to do so promptly.  No action in connection with the information set forth in this Current Report on Form 8-K is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

For additional questions about the Merger, assistance in submitting proxies or voting shares of Control4 common stock, or to request additional copies of the Definitive Proxy Statement, please contact our proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 884-5101

Email: control4@dfking.com

Control4 believes that the Definitive Proxy Statement contains all material information required to be disclosed.  However, Control4 wishes to voluntarily make supplemental disclosures related to the Merger, which are set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Control4 specifically denies that any further disclosure is required to supplement the disclosure set forth in the Definitive Proxy Statement under applicable law.

The information contained herein speaks only as of July 19, 2019 unless the information specifically indicates that another date applies.

Litigation Regarding the Merger.

The following disclosure supplements and restates the fourth full paragraph on page 17 of the Definitive Proxy Statement in its entirety.

On June 20, 2019, purported stockholders of Control4 filed putative class action complaints in the United States District Court for the Southern District of New York, Manasfi v. Control4 Corporation, et al., Case No. 1:19- cv-05790 (referred to in this proxy statement as the ‘‘Manasfi Action’’), and Langford v. Control4 Corporation, et al., Case No. 1:19-cv- 05793 (referred to in this proxy statement as the ‘‘Langford Action”), naming as defendants the Company and each member of the Company’s board of directors. Between June 20, 2019 and July 16, 2019, six additional purported stockholders of Control4 filed putative class action complaints in the United States District Court for the Southern District of New York, Rodriguez v. Control4 Corporation, et al., Case No. 1:19- cv-05940 (referred to in this proxy statement as the ‘‘Rodriguez Action’’), Bushansky v. Control4 Corporation, et al., Case No. 1:19- cv-06192 (referred to in this proxy statement as the ‘‘Bushansky Action’’), and Pasternack v. Control4 Corporation, et al., Case No. 1:19-cv-06618 (referred to in this proxy statement as the “Pasternack Action”), and the United States District Court for the District of Delaware, Sabatini v. Control4 Corporation, et al., Case No.

1:19- cv-01149-UNA (referred to in this proxy statement as the ‘‘Sabatini Action’’), Stein v. Control4 Corporation, et al., Case No. 1:19-cv-01183-UNA (referred to in this proxy statement as the ‘‘Stein Action’’), and Sterner v. Control4 Corporation, et al., Case No. 1:19-cv-01215-UNA (referred to in this proxy statement as the ‘‘Sterner Action’’ and, together with the Manasfi, Langford, Rodriguez, Bushansky, Pasternack, Sabatini, and Stein Actions, the ‘‘Merger Lawsuits’’), naming as defendants the Company and each member of the Company’s board of directors. Among other things, the Merger Lawsuits allege that the Preliminary Proxy Statement filed by the Company with the SEC on June 7, 2019 in connection with the Merger (referred to in this proxy statement as the ‘‘Preliminary Proxy Materials’’) and/or the Definitive Proxy Statement filed by the Company with the SEC on June 21, 2019 in connection with the Merger (referred to in this proxy statement as the ‘‘Definitive Proxy Materials’’) fail to disclose allegedly material information concerning (i) certain financial projections relied upon by the Company’s board of directors and Raymond James, (ii) financial analyses conducted by Raymond James, (iii) potential conflicts of interests on the part of Raymond James, and/or (iv) whether the confidentiality agreements executed by the Company and the four potential bidders during the go-shop period contain standstill provisions, all in violation of Section 14(a) and Section 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder. The relief sought in the Merger Lawsuits includes equitable relief, including among other things, to enjoin the holding of the special meeting and/or consummation of the Merger until certain additional information is disclosed to the Company’s stockholders, to rescind the Merger or to recover rescissory damages in the event the Merger is consummated, to direct the individual defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading, a declaration that the defendants violated Section 14(a) and/or 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, together with costs of the actions, reasonable attorneys’ and experts’ fees and expenses, and any other relief the courts may deem just and proper.  On June 28, 2019, the plaintiff in the Manasfi Action voluntarily dismissed the Manasfi Action without prejudice.

The Company cannot predict the outcome of the Merger Lawsuits, nor can the Company predict the amount of time and expense that will be required to resolve the Merger Lawsuits. The Company believes the Merger Lawsuits are without merit and the Company and the individual defendants intend to vigorously defend against them. If additional similar complaints are filed, absent new or different allegations that are material, the Company will not necessarily announce such additional filings. For additional information regarding the pending litigation see the section of this proxy statement entitled ‘‘The Merger—Litigation Related to the Merger.’’

Background of the Merger.

The following underlined language is added to the last paragraph on page 49 of the Definitive Proxy Statement.

During the 30-day go-shop period, which expired at 11:59 p.m. New York City time on June 7, 2019, the Transaction Committee, with the assistance of Raymond James, engaged in active and extensive solicitation of 70 potential bidders (comprising 35 strategic parties and 35 financial sponsors, including Parties A, B and C), which resulted in four potential bidders each entering into a confidentiality agreement with the Company (including Party A). None of these four confidentiality agreements contain a standstill provision. Neither of Parties B or C elected to participate in the go-shop process. Each of the four parties that entered into a confidentiality agreement with the Company was provided access to an online data room containing nonpublic information regarding the Company and the opportunity to have access to Company management. As of the expiration of the go-shop period, the Company had not received any alternative acquisition proposals, including from any of the four parties that entered into confidentiality agreements each of whom subsequently confirmed they were not interested in pursuing an acquisition of the Company. Upon the expiration of the go-shop period and in accordance with the terms of the merger agreement, the Company ceased all such activities and became subject to customary ‘‘no-shop’’ restrictions on its ability to solicit acquisition proposals from third parties or to provide information to and engage in discussions with a third party in relation to an alternative acquisition proposal, subject to certain customary exceptions to permit the Board to comply with its fiduciary duties.

Selected Public Companies Analysis.

The following disclosure supplements and restates the bullet list starting on page 60 and ending on page 61 of the Definitive Proxy Statement in its entirety.

	Enterprise Value / Revenue		Enterprise Value / Adj EBITDA		Stock Price / Non-GAAP EPS
Company	CY 2019E	CY 2020E	CY 2019E	CY 2020E	CY 2019E	CY 2020E
Garmin Ltd.	3.54x	3.39x	13.8x	13.0x	21.1x	20.0x
Logitech International S.A.	2.11x	1.95x	14.6x	14.3x	18.7x	16.9x
Somfy SA	2.09x	1.99x	10.8x	10.2x	17.9x	16.9x
iRobot Corporation	2.11x	1.83x	15.5x	13.1x	26.8x	23.4x
Sonos, Inc.	0.65x	0.60x	9.5x	6.6x	28.5x	17.5x
CalAmp Corp.	1.55x	1.40x	12.9x	8.8x	17.1x	12.3x
Digi International Inc.	1.14x	1.06x	11.4x	8.3x	52.5x	21.8x
Bang & Olufsen a/s	0.56x	0.51x	5.9x	4.6x	16.2x	9.0x

The following underlined language is added to the first full paragraph on page 61 of the Definitive Proxy Statement.

Raymond James calculated various financial multiples for each company, including, as shown in the table above, (i) enterprise value (market value less cash and equivalents) compared to publicly available Wall Street consensus research analysts’ projected revenue and adjusted earnings before interest, taxes, depreciation and amortization, or Adjusted EBITDA, for the selected companies for calendar years ending December 31, 2019 and 2020, referred to as ‘‘CY 2019E’’ and ‘‘CY 2020E,’’ and (ii) stock price per share compared to non-GAAP earnings per share, using the Wall Street estimates for the selected companies for CY 2019E and CY 2020E. These companies were selected and these multiples were applied based on Raymond James’ professional judgment and experience. The estimates published by Wall Street research analysts were not prepared in connection with the Merger or at the request of Raymond James and may or may not prove to be accurate. Raymond James reviewed the third quartile, mean, median and first quartile relative valuation multiples of the selected public companies and compared them to corresponding valuation multiples for the Company implied by the merger consideration. The results of the analysis of the selected public companies are summarized below:

Selected Transaction Analysis.

The following disclosure supplements and restates the bullet list starting on page 61 and ending on page 62 of the Definitive Proxy Statement in its entirety.

			Enterprise Value / Revenue		Enterprise Value / Adj EBITDA
Date of Announcement	Acquiror	Target	LTM	NTM	LTM	NTM
November 1, 2018	AMETEK, Inc.	Telular Corporation	3.18x	N.A.	N.A.	N.A.
February 1, 2018	Motorola Solutions, Inc.	Avigilon Corporation	2.62x	2.31x	13.2x	12.4x
November 14, 2016	Samsung Electronics Co., Ltd.	Harman International Industries, Inc.	1.26x	1.19x	9.7x	9.0x
July 6, 2016	Melrose Industries PLC	Nortek, Inc.	1.10x	1.07x	9.8x	9.5x
April 29, 2016	Rovi Corporation	TiVo Inc.	1.70x	1.63x	7.2x	5.6x
April 4, 2016	Brocade Communications Systems, Inc.	Ruckus Wireless, Inc.	3.19x	2.85x	21.4x	18.0x
February 1, 2016	CalAmp Corp.	LoJack Corporation	0.94x	0.89x	15.7x	8.4x
March 2, 2015	Hewlett-Packard Company	Aruba Networks, Inc.	3.29x	2.93x	14.5x	12.1x

The following underlined language is added to the first full paragraph on page 62 of the Definitive Proxy Statement.

Raymond James examined valuation multiples of transaction enterprise value compared to the target companies’ revenue and Adjusted EBITDA for the twelve months ended immediately prior to and following the announcement of the transaction, where such information was publicly available, as shown in the table above. These transactions were selected and these multiples were applied based on Raymond James’ professional judgment and experience. Raymond James reviewed the third quartile, mean, median and first quartile relative valuation multiples of the selected transactions and compared them to corresponding valuation multiples for the Company implied by the merger consideration. Furthermore, Raymond James applied third quartile, mean, median and first quartile relative valuation multiples to the Company’s actual revenue and Adjusted EBITDA for the twelve months ended March 31, 2019 (“LTM”) and the twelve months ended March 31, 2020 (“NTM”) to determine the implied per-share value and then compared those implied per-share values to the merger consideration of $23.91 per share. The results of the selected transactions analysis are summarized below:

Discounted Cash Flow Analysis.

The following underlined language is added to the last paragraph on page 62 as well as the first full paragraph on page 63 of the Definitive Proxy Statement, respectively.

Raymond James calculated the terminal value using both an exit multiple methodology and a perpetual growth methodology. Consistent with the periods included in the Control4 Projections, Raymond James used the calendar year ending December 31, 2023, referred to as ‘‘CY 2023E’’, as the final year for the analyses and applied Adjusted EBITDA for the twelve month period ending March 31, 2019 exit multiples, selected in Raymond James’ professional judgment and experience, ranging from 10.0x to 13.0x, to the Company’s projected CY 2023E Adjusted EBITDA, and perpetual growth rates, selected in Raymond James’ professional judgment and experience, ranging from 3.0% to 5.0%, to the Company’s projected unlevered free cash flow to calculate a terminal value. Additionally, Raymond James performed an analysis of the balance of the Company’s federal and Utah Net Operating Losses (‘‘NOLs’’) and research & development (‘‘R&D’’) tax credits (assuming no limitation under Section 382 of the Internal Revenue Code of 1986, as amended) as of the periods contemplated by the Control4 Projections to evaluate the additional potential enterprise value of the Company’s standalone tax attributes on a present value basis, ranging from $16.8 million to $17.3 million. Raymond James’ analysis was based on the Control4 Projections that excluded stock-based compensation expense and incorporated balance sheet information as of April 30, 2019, which reflected zero debt and total cash of $73.0 million.

The terminal values, projected unlevered free cash flows and NOLs and R&D tax credits were discounted using rates ranging from 11.25% to 13.25%, which reflected the weighted average after-tax cost of capital associated with executing the Company’s business plan. Raymond James derived such discount rates by application of the Capital Asset Pricing Model. The resulting ranges of present equity values were adjusted by the Company’s current capitalization and divided by the number of diluted shares outstanding in order to arrive at ranges of present values per share of the Company. The number of diluted shares outstanding ranged from 28.3 million to 28.6 million shares, and was calculated under the treasury stock method using the Company’s basic shares and potentially dilutive securities outstanding as of April 30, 2019. Raymond James reviewed the ranges of per-share prices derived in the discounted cash flow analyses and compared them to the price per share for the Company’s common stock implied by the merger consideration. The results of the discounted cash flow analyses are summarized below:

Additional Considerations.

The following underlined language is added to the second full paragraph on page 64 of the Definitive Proxy Statement.

During the two years preceding the date of Raymond James’ written opinion, Raymond James has not been engaged by, performed services for or received any compensation from the Company (other than any amounts that were paid to Raymond James under the engagement letter described herein and pursuant to which Raymond James was retained as a financial advisor to the Company to assist in reviewing strategic alternatives). During the two years preceding the date of Raymond James’ written opinion, Raymond James has not been engaged by, performed services for or received any compensation from SnapAV.  In addition, during the two years preceding the date of Raymond James’ opinion, Raymond James has not been engaged by, performed services for or received any compensation from Parent or Hellman & Friedman directly. Raymond James has, however, provided certain financial advisory, underwriting and/or asset management services to current or former portfolio companies and controlled affiliates of Hellman & Friedman from time to time for which Raymond James, its investment banking affiliate, Raymond James Bank, or its asset management affiliate, Cougar Global Investments, has received, and may receive, compensation, including as financial advisor to SimpliSafe, Inc. with respect to its sale to Hellman & Friedman in 2018; as a lender with respect to the term loan facility of Nielsen N.V. (aggregate principal amount $2.285 billion); and as asset manager for LPL Financial Holdings, Inc. During the two years preceding the date of Raymond James’ opinion, the aggregate fees received by Raymond James from portfolio companies and controlled affiliates of Hellman & Friedman were approximately $4.9 million.

Litigation Regarding the Merger.

The following disclosure supplements and restates the last two full paragraphs on page 75 of the Definitive Proxy Statement in its entirety.

On June 20, 2019, purported stockholders of Control4 filed the Manasfi and Langford Actions, naming as defendants the Company and each member of the Company’s board of directors. Between June 20, 2019 and July 16, 2019, six additional purported stockholders of Control4 filed the Rodriguez, Bushansky, Pasternack, Sabatini, Stein and Sterner Actions, naming as defendants the Company and each member of the Company’s board of directors. Among other things, the Merger Lawsuits allege that the Preliminary Proxy Materials and/or the Definitive Proxy Materials fail to disclose allegedly material information concerning (i) certain financial projections relied upon by the Company’s board of directors and Raymond James, (ii) financial analyses conducted by Raymond James, (iii) potential conflicts of interests on the part of Raymond

James, and/or (iv) whether the confidentiality agreements executed by the Company and the four potential bidders during the go-shop period contain standstill provisions, all in violation of Section 14(a) and Section 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder. The relief sought in the Merger Lawsuits includes equitable relief, including among other things, to enjoin the holding of the special meeting and/or consummation of the Merger until certain additional information is disclosed to the Company’s stockholders, to rescind the Merger or to recover rescissory damages in the event the Merger is consummated, to direct the individual defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading, a declaration that the defendants violated Section 14(a) and/or 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, together with costs of the actions, reasonable attorneys’ and experts’ fees and expenses, and any other relief the courts may deem just and proper.  On June 28, 2019, the plaintiff in the Manasfi Action voluntarily dismissed the Manasfi Action without prejudice.

The Company cannot predict the outcome of the Merger Lawsuits, nor can the Company predict the amount of time and expense that will be required to resolve the Merger Lawsuits. The Company believes the Merger Lawsuits are without merit and the Company and the individual defendants intend to vigorously defend against them. If additional similar complaints are filed, absent new or different allegations that are material, the Company will not necessarily announce such additional filings.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This communication relates to the Merger involving Control4. In connection with the Merger, Control4 filed a preliminary proxy statement with the SEC on June 7, 2019 and filed the Definitive Proxy Statement with the SEC on June 21, 2019.  Control4 will file any other relevant materials with the SEC.  This communication is not a substitute for the Definitive Proxy Statement or any other document that Control4 may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CONTROL4 ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may obtain any reports, proxy statements or other information that we file with the SEC from document retrieval services and the Internet website maintained by the SEC at www.sec.gov. The Company will make available a copy of its public reports, without charge, on its website at https://www.Control4.com/ as soon as reasonably practicable after the Company files the reports electronically with the SEC. The information provided on our website is not part of these additional definitive materials or the Definitive Proxy Statement, and is not incorporated by reference herein. In addition, you may obtain a copy of the reports, without charge, by contacting the Company at Control4 Corporation, Attn: Jonathan Tanner, 11734 S. Election Road, Salt Lake City, Utah 84020, or by calling 888-400-4070 (toll free) or 801-523-3100. In order to ensure timely delivery of the documents before the special meeting, any request should be made promptly to the Company.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Control4 common stock in respect of the Merger. Information about the directors and executive officers of Control4 is set forth in the Definitive Proxy Statement, and in other documents filed by Control4 with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and may be contained in any other relevant materials to be filed with the SEC in respect of the Merger when they become available.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This communication and the Definitive Proxy Statement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations or beliefs, including, but not limited to, our expectations concerning our operations and financial performance and condition, and our expectations regarding our ability to complete the Merger and the timing of the Merger, as well as our ability to realize the anticipated benefits from the Merger. Words such as ‘‘anticipates,’’ ‘‘expects,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘seeks,’’ ‘‘estimates,’’ and similar expressions are intended to identify such forward- looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Control4’s actual results could differ materially from those contained in the forward-looking statements due to risks and uncertainties associated with fluctuations in our quarterly operating results, concentration of our product offerings, development risks involved with new products and technologies, competition, our contractual relationships with third parties, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Control4’s filings with the Securities and Exchange Commission. Risks and uncertainties related to the Merger include, but are not limited to:

•       The occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•       The failure of the parties to satisfy conditions to completion of the Merger, including the failure of our stockholders to approve the Merger or the failure of the parties to obtain required regulatory approvals;

•       The risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated;

•       Changes in our business or in our or our businesses’ operating prospects;

•       The impact of the announcement of, or failure to complete, the Merger on our relationships with employees, customers, vendors and other business partners;

•       Potential litigation related to the Merger;

•       Risks associated with the diversion of management’s attention or other resources from other critical business operations and strategic priorities due to the Merger; and

•       Changes in domestic and global economic, political and market conditions.

Other factors that may cause such differences include, but are not limited to, those described in the Company’s Form 10-K for the year ended December 31, 2018, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. See the section of the Definitive Proxy Statement entitled ‘‘Where You Can Find Additional Information.’’ Control4 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Control4 Corporation

Dated: July 19, 2019	By:	/s/ Mark Novakovich
	Name:	Mark Novakovich
	Title:	Chief Financial Officer